Summary Prospectus
February 13, 2025
www.elmfunds.com
Elm Market Navigator ETF
Trading Symbol: ELM
Listed on NYSE Arca, Inc.

Before you invest, you may want to review the Elm Market Navigator ETF (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated February 10, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.elmfunds.com. You can also get this information at no cost by calling 800-617-0004 or by sending an email request to ETF@usbank.com.

Investment Objective
The Fund seeks long-term, risk-adjusted growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.04%
Total Annual Fund Operating Expenses	0.26%
Fee Waiver (3)	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver	0.24%
(1)“Other Expenses” are estimated for the Fund’s current fiscal year.
(2)Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies and are estimated for the Fund’s current fiscal year. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights (when available) which only reflect the direct operating expenses incurred by the Fund.

(3)The Fund’s investment adviser, Elm Partners Management LLC (the “Adviser” or “Elm Partners”), has contractually agreed to waive a portion of its management fee so that the effective rate of the management fee is 0.20%, instead of 0.22%, of the Fund’s average daily net assets through February 10, 2026. This waiver may not be terminated without the approval of the Trust’s Board of Trustees (the “Board”). This waiver should not be construed to be a permanent reduction of the management fees of the Adviser. The Adviser has waived its right to receive reimbursement of the portion of its management fees waived pursuant to this management fee waiver agreement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver arrangement discussed in the table above is reflected only through February 10, 2026. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$25	$82	$144	$329

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus. During the Predecessor Fund’s (defined below) most recent fiscal year ended December 31, 2024, the portfolio turnover rate for the Predecessor Fund was 70% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively managed “fund of funds” that seeks to achieve its investment objective by investing in a dynamic portfolio of other unaffiliated registered investment companies, including mutual funds, index-based exchange-traded funds (“ETFs”), and actively managed ETFs (collectively, “Underlying Funds”), that provide exposure to equity markets and fixed income markets. The Underlying Funds that will comprise the Fund’s portfolio are selected to provide exposure to a number of different asset classes, including equity securities of domestic and foreign companies (including companies located in emerging markets), real estate investment trusts (“REITs”), public, taxable fixed income securities, municipal bonds, and U.S. Treasury bills, notes and bonds. The Fund’s exposure to fixed income instruments, through its investments in the Underlying Funds, will include investments in securities of varying duration, maturity and credit quality, including debt securities that have been rated below investment grade by a nationally recognized statistical ratings organization (commonly known as “junk bonds” or “high yield bonds”). The Fund, through its investments in the Underlying Funds, may invest in securities of any market capitalization.

To construct the Fund’s portfolio, Elm Partners Management LLC (the “Adviser”), the Fund’s investment adviser, uses Dynamic Index Investing®, the Adviser’s proprietary, rules-based asset allocation methodology. Dynamic Index Investing® begins with a baseline portfolio of Underlying Funds of approximately 75% equity (U.S. and non-U.S.) exposure, and 25% U.S. Fixed-income and money-market exposure. Using this baseline portfolio, the Adviser then evaluates each asset class based on an estimate of the long-term expected inflation-adjusted return measured relative to long-term U.S. Treasury Inflation Protected Securities (TIPS) and based on the riskiness of each asset class, as determined by the Adviser, and will rebalance the weightings of the Underlying Funds to achieve the desired allocation. The Adviser uses traditional metrics (for example, the Adviser’s internally calculated version of cyclically adjusted earnings yield, and the one-year price momentum adjusted for inflation, dividends and risk premium) to estimate the attractiveness of each asset class. The Adviser estimates long-term returns using publicly available index-level earnings, market price, and inflation data to construct a cyclically-adjusted earnings yield (earnings viewed over a full market cycle and adjusted for inflation) for each major equity market in the baseline portfolio. The Adviser estimates risk using a combination of publicly available historical volatility data and through a medium-term momentum signal constructed using publicly available index-level market price data. The Adviser may use a variety of resources, including SEC filings, and shareholder reports of issuers, though the Adviser will access much of the data through Bloomberg.

To be included in the Fund’s investment universe, an Underlying Fund must be a large, liquid, low-fee, broad-market index fund providing exposure to the markets in the Fund’s baseline portfolio. The Adviser will typically select the lowest-cost fund available subject to meeting size, liquidity, and methodology-quality thresholds. The Adviser may not select the lowest-cost fund available if, in the opinion of the Adviser, it is not sufficiently large or liquid or does not follow a standard index-construction methodology.

The Adviser will typically rebalance the Fund’s portfolio on a semi-monthly basis but may adjust the Fund’s portfolio more frequently as the Adviser determines appropriate. The Adviser will adjust its allocations depending on the attractiveness of each asset class, and may adjust the weights of each asset class to be significantly more than the initial baseline weight. The Adviser may underweight an asset class relative to its baseline weight, and may even set the weight of an asset class to zero.

The Adviser expects to engage in active trading with high portfolio turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective.

Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or long periods of time. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the Underlying Funds in which it invests. The principal risks of investing in the Fund and the Underlying Funds are summarized below.
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants” or “APs”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”), which may result in a widening of the bid and ask spread (i.e., the current best prices to buy and sell the Fund), and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other

APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the intraday value of the Fund’s holdings used to calculate the Fund’s NAV, there may be times when the market price of shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount), which may result in a widening of the bid and ask spread, due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares, which may result in a widening of the bid and ask spread. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
Newer Adviser Risk. The Adviser has not previously served as an adviser to a registered investment company. As a result, there is no long-term track record of the Adviser serving as an adviser to a registered investment company against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.
Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies (funds), rather than directly in securities of individual companies. An investment in the Fund will be subject to substantially the same risks as those associated with the Underlying Funds in proportion to the Fund’s allocation to those Underlying Funds, and the value of the

Fund’s investment in Underlying Funds will fluctuate in response to the performance of the portfolios of the Underlying Funds. In addition, at times, certain of the segments of the market represented by Underlying Funds in which the Fund invests may be out of favor and underperform other segments. The Fund, as a shareholder of the Underlying Funds, will indirectly pay a proportionate share of the fees and expenses charged by the Underlying Funds in addition to the Fund’s unified management fee. Although the Adviser will regularly evaluate the Underlying Funds in which the Fund invests (including operating expenses and management fees) to determine whether an Underlying Fund’s stated investment program is consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by an Underlying Fund, and will not have the ability to control or otherwise influence the composition of the investment portfolio of an Underlying Fund. The Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments may change due to market movements, the investment decisions of the Underlying Fund’s investment adviser or other factors, which could result in the Fund’s desired allocations not being met. There is a risk that you could achieve better returns by investing in an individual fund of funds representing a single broad asset class rather than investing in a fund of funds such as the Fund.
Asset Allocation Risk. The Fund, through its investments in Underlying Funds, may allocate its investments among various asset classes. The Fund’s performance will be affected by the Adviser’s selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments and may cause the Fund to underperform other funds with a similar investment objective. In addition, the Fund’s performance will be affected by the Underlying Funds’ performance and ability to meet their investment objectives.
Common Stock Risk. While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by an Underlying Fund.
Large-Cap Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
Small- and Mid-Cap Companies Risk. There may be less trading in the stocks of small- and mid-cap companies, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small- and mid-cap companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company, and may depend upon a relatively small management group.
Real Estate Investment Trust (“REIT”) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. REITs may also be adversely affected by failure to qualify as REIT under the Code, poor management, environmental problems, property tax increases or changes in federal, state or local regulation.

Foreign Investments and Emerging Markets Risk. Securities of non-U.S. issuers, including those located in foreign countries, may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.
Municipal Securities Risk. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.
Credit Risk. An issuer of debt securities may not make timely payments of principal and interest and may default entirely in its obligations. A decrease in the issuer’s credit rating may lower the value of debt securities.
Debt Securities Risk. Increases in interest rates typically lower the value of debt securities held by the Fund. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.
High Yield Debt Securities (“Junk” Bond) Risk. Below investment-grade debt securities (also referred to as high yield debt securities or “junk” bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of high yield debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Cash Position Risk. The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.
U.S. Government Obligations Risk. The Fund will invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio securities. Investors may lose money. The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and the spread of infectious illness or other public health issues.

High Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding asset allocations, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
Performance
The Fund commenced operations on or about February 10, 2025 by acquiring substantially all of the assets and liabilities of Elm Partners Portfolio LLC, an unregistered private investment fund (the “Predecessor Fund”), in a tax-free reorganization (the “Reorganization”) in which investors in the Predecessor Fund received shares of the Fund. The Fund was formed to continue the operations of the Predecessor Fund in a registered ETF format.
The investment objectives, policies, and restrictions of the Fund are, in all material respects, equivalent to those of the Predecessor Fund. The Adviser is the same entity that served as investment adviser to the Predecessor Fund, and at least one of the portfolio managers responsible for managing the Predecessor Fund since its inception is one of the portfolio managers for the Fund.
The Fund is newly registered as an ETF and, as of the date of this Prospectus, does not have a full calendar year of performance as an ETF. Prior performance shown below is that of the Predecessor Fund, which commenced operations on December 30, 2011, and that performance information reflects all of the Predecessor Fund’s actual fees and expenses (i.e., the Predecessor Fund’s annual management fees and operating expenses before any fee waivers and/or expense subsidies). The performance of the Predecessor Fund has not been restated to reflect the anticipated expenses of the Fund, which are expected to be higher than those of the Predecessor Fund. If the Predecessor Fund’s performance had been readjusted to reflect the Fund’s expenses, the performance would have been lower. Also, the Predecessor Fund was not registered under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. Had the Predecessor Fund been structured as an ETF, its performance may have differed.
The bar chart and performance table below show the variability of the Predecessor Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Predecessor Fund from year to year. The performance table shows how average annual total returns of the Predecessor Fund for different periods compare to those of a broad-based market index. The Predecessor Fund was organized as a Delaware limited liability company, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result, we are unable to show the after-tax returns for the Predecessor Fund.
Prior performance shown below represents the historical performance of the Predecessor Fund and is not the Fund’s performance, nor is it indicative of how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at www.elmfunds.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Returns as of December 31

Best Quarter	Q4 2020	13.73%
Worst Quarter	Q4 2020	-18.59%

Average Annual Total Returns for periods ended December 31, 2024
Elm Market Navigator ETF	One Year	Five Years	Ten Years
Return Before Taxes	8.00%	6.35%	6.21%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
MSCI ACWI IMI Index (reflects no deductions for fees expenses and taxes)	16.37%	12.29%	9.01%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees expenses and taxes)	1.25%	-0.33%	1.35%
S&P Target Risk Growth Index (reflects no deductions for fees expenses and taxes)	10.73%	6.16%	6.39%

Management
Investment Adviser
Elm Partners Management LLC (doing business as Elm Wealth) is the Fund’s investment adviser.
Portfolio Managers
Mr. Victor Haghani, founder and Chief Investment Officer of the Adviser, and Mr. James White, Chief Executive Officer of the Adviser, are each portfolio managers responsible for the day-to-day management of the Fund’s portfolio. Mr. Haghani and Mr. White have each managed the Fund since its inception in

February 2025. Mr. Haghani was portfolio manager of the Predecessor Fund since its inception in December 2011. Mr. White was a portfolio manager of the Predecessor Fund since December 2017.

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.elmfunds.com.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.